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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 16, 2002

PHARMACOPEIA, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27188	33-0557266
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CN 5350, Princeton, New Jersey (Address of Principal Executive Offices)	08543-5350 (Zip Code)

(609) 452-3600
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On January 16, 2002, Pharmacopeia, Inc. issued a press release announcing preliminary 2001 results.

        The press release has been filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

Exhibit #	Description
99.1	Press release dated January 16, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHARMACOPEIA, INC.
Date: January 17, 2002	By:	/s/ JOSEPH A. MOLLICA, PH.D. Joseph A. Mollica, Ph.D. Chief Executive Officer

EXHIBIT INDEX

99.1	Press release dated January 16, 2002

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SIGNATURE
EXHIBIT INDEX